1 Fiscal Year 3Q 2013 Supplemental Earnings Information FY 3Q 2013 Supplemental Earnings Information

Forward-Looking Statements 2 Information contained in this supplemental presentation that is not historical by nature constitutes “forward-looking statements” which can be identified by the use of forward-looking terminology such as “believes,” “expects,” “plans,” “intends,” “estimates,” “projects,” “could,” “may,” “will,” “should,” or “anticipates” or the negatives thereof, other variations thereon or comparable terminology, or by discussions of strategy. No assurance can be given that future results expressed or implied by the forward-looking statements will be achieved and actual results may differ materially from those contemplated by the forward-looking statements. Such statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward- looking statements. These risks and uncertainties include, but are not limited to, those relating to the Company’s financial and operating prospects, current economic trends, future opportunities, ability to retain existing customers and attract new ones, outlook of customers, and strength of competition and pricing. In addition, there is risk and uncertainty in the Company’s acquisition strategy including our ability to integrate acquired companies and assets. Specifically there is a risk associated with our acquisitions of 360Networks, MarquisNet, Arialink, AboveNet, FiberGate, USCarrier, First Telecom, and Litecast, and the benefits thereof, including financial and operating results and synergy benefits that may be realized from the acquisition and the timeframe for realizing these benefits. Other factors and risks that may affect our business and future financial results are detailed in our Annual Report on Form 10-K Item 1A: “Risk Factors.” We caution you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. We undertake no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after releasing this supplemental information or to reflect the occurrence of unanticipated events, except as required by law. FY 3Q 2013 Supplemental Earnings Information

Presentation of Certain Consolidated Pro-forma Financial Data 3 Acquisitions have been, and are expected to continue to be, a component of the Company’s strategy. In this Supplemental Earnings Information under “Consolidated Financial Data,” the Company sets forth its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates for the fiscal quarters impacted by the Company’s acquisitions. These pro-forma measures are intended to provide additional information regarding such rates of growth on a more comparable basis than would be provided without such pro-forma adjustments. With regard to the recent acquisitions that impact the financial data reported within this supplemental earnings presentation (i.e. 360Networks, MarquisNet, Arialink, AboveNet, FiberGate, USCarrier, First Telecom, and Litecast), the Company has calculated its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates as if the acquisitions occurred on the first day of the quarter preceding the respective quarter in which the acquisition closed. In making such adjustments, the Company made certain pro-forma adjustments to the revenue and Adjusted EBITDA of the acquired entities, which principally include an adjustment related to the fair value of the acquired deferred revenue balance and the elimination of historical transactions between Zayo and the acquired company, but do not include cost savings and other synergies that were only realized following completion of the acquisitions. See “Consolidated Historical Reconciliations.” The Company provides the pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rate for the fiscal quarters impacted by acquisitions on the slide entitled “Consolidated Financial Data.” Similarly, the company presents pro-forma annualized revenue and pro-forma annualized Adjusted EBITDA growth rates for its operating segments. The calculation of the pro-forma growth rates includes both the impact of the aforementioned acquisitions and the impact of transfers between the segments. The pro-forma growth rates, if applicable to the reporting segments, are presented on slides entitled: “Zayo Wavelength Services Financial Data”; “Zayo SONET Services Financial Data”; “Zayo Ethernet Services Financial Data”; “Zayo IP Services Financial Data”; “Zayo Mobile Infrastructure Group Financial Data”; “zColo Financial Data”; and “Zayo Dark Fiber Financial Data” within the “Financial Data by Reporting Segment” section of this supplemental earnings presentation. FY 3Q 2013 Supplemental Earnings Information

Non-GAAP Financial Measures The Company provides financial measures that are not defined under generally accepted accounting principles in the United States, or GAAP, including earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered in isolation or as alternatives to net earnings or any other performance measures derived in accordance with GAAP or as alternatives to cash flows from operating activities as measures of our liquidity. “Adjusted EBITDA” is defined as EBITDA from continuing operations adjusted to exclude transaction costs related to acquisitions, stock-based compensation, and certain non-cash or non-recurring items. Management uses Adjusted EBITDA to evaluate operating performance and this financial measure is among the primary measures used by management for planning and forecasting of future periods. The Company believes that the presentation of Adjusted EBITDA is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by management and makes it easier to compare our results with the results of other companies that have different financing and capital structures. Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. For example, Adjusted EBITDA:  does not reflect capital expenditures, or future requirements for capital and major maintenance expenditures or contractual commitments;  does not reflect changes in, or cash requirements for, our working capital needs;  does not reflect the significant interest expense, or the cash requirements necessary to service the interest payments, on our debt; and  does not reflect cash required to pay income taxes The Company’s computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies do not calculate Adjusted EBITDA in the same fashion. Because the Company has acquired numerous entities since inception and incurred transaction costs in connection with each acquisition, has borrowed money in order to finance operations, has used capital and intangible assets in the business, and because the payment of income taxes is necessary if taxable income is generated, any measure that excludes these items has material limitations. As a result of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to invest in the growth of the business or as a measure of liquidity. In addition to Adjusted EBITDA, management uses Unlevered Free Cash Flow, which measures the ability of Adjusted EBITDA to cover capital expenditures. Adjusted EBITDA is a performance rather than cash flow measure. Correlating our capital expenditures to our Adjusted EBITDA does not imply that we will be able to fund such capital expenditures solely with cash from operations. Gross profit, defined as revenue less operating costs, excluding depreciation and amortization, is used by management to assess profitability prior to selling, general and administrative expenses, stock-based compensation and depreciation and amortization. The Company also provides invested capital and the ratio of invested capital to Adjusted EBITDA. Management uses invested capital and the invested capital ratio to assess value creation in the business. Tables reconciling such non-GAAP measures are included in the Historical Financial Data & Reconciliations section of this presentation. A glossary of terms used throughout is available under the investor section of the Company’s website at http://www.zayo.com/investor-center. 4 FY 3Q 2013 Supplemental Earnings Information

Other Notes Operating Measures This earnings supplement contains operating measures used by the Company in managing the business. Management believes that providing this information enables analysts, investors, and others to obtain a better understanding of the Company’s operating performance and to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance on a standalone and comparative basis. Certain supplemental information provided and related definitions may not be directly comparable to similarly titled items reported by other companies. Further, the Company may, from time to time, revise the calculation or presentation of certain operating measures. Revisions Certain prior period operating measures have been revised to reflect corrections or reclassifications of data. These revisions are not material and have no impact on the Company’s reported financial results. Estimates Certain operating measures presented herein are based on estimates. The measures are noted as estimates where presented and include: (1) estimated gross profit on gross new sales (bookings); (2) estimated capital expenditures associated with gross new sales (bookings); (3) estimated payback period on gross new sales (bookings)(calculated); (4) estimated commitments of speculative capital expenditures; (5) estimated timing of service activation pipeline conversion; and (6) planned synergies. Rounding Components may not sum due to rounding. 5 FY 3Q 2013 Supplemental Earnings Information

Zayo Colocation Zayo Bandwidth Other Notes Reporting Segments The Company has historically operated as three business units: Zayo Bandwidth (“ZB”), Zayo Colocation (“zColo”) and Zayo Fiber Solutions (“ZFS”). The ZB unit offered primarily lit bandwidth infrastructure services, the zColo unit provides colocation and inter-connection transport services, and the ZFS unit is dedicated to marketing and supporting dark fiber related services. Effective January 1, 2013, the Company implemented certain changes to its organizational structure that resulted in the disaggregation of the legacy ZB business unit into its component products as depicted in the table below. Effective January 1, 2013, the Company also changed the name of its legacy ZFS segment to Zayo Dark Fiber ("Dark Fiber"). The segment financial data throughout this supplemental earnings presentation for the quarter ended March 31, 2013 reflects the operating results of the Company's new business segments. Segment information prior to January 1, 2013 has not been restated to reflect the Company's new business segments. The change to the Company's business segments did not impact the comparability of the zColo or Dark Fiber/ZFS segments. 6 Zayo Fiber Solutions Previous Current Reporting Segments Zayo Dark Fiber Zayo Colocation Zayo SONET Services Zayo Ethernet Services Zayo IP Services Zayo Mobile Infrastructure Group Zayo Wavelength Services Matt Erickson Chris Morley FY 3Q 2013 Supplemental Earnings Information

FY 3Q 2013 Supplemental Earnings Information 7 Term Loan Re-pricing Under the terms of the Fourth Amendment, effective February 27, 2013, the interest rate on the Company’s Term Loan Facility was adjusted to bear an interest rate at LIBOR plus 3.5% percent (the “Term Loan LIBOR Spread”) with a minimum LIBOR rate of 1.0% percent. The amended terms represent a downward adjustment of 50 basis points on the Term Loan LIBOR Spread and a 25 basis point reduction in the minimum LIBOR rate. Additionally, the Fourth Amendment reduced the applicable interest rate on the Company’s revolving credit facility, which was undrawn as of March 31, 2013, by 50 basis points. The Fourth Amendment also amended certain terms and provisions of the Company's Credit Agreement, including removing the senior secured and total leverage maintenance covenants and increasing the total leverage ratio required to be met in order to incur certain additional indebtedness from 5.00:1.00 to 5.25:1.00; as a multiple of EBITDA (as defined in the Credit Agreement).

Weighted Average Multiple = 9.3x Pre-Synergy and 6.8x Post Synergy

zayo GROUP

ZGL Acquisition History[1]

(in millions unless noted)	Close Date	Purchase Price	Estimated Revenue LQA[2]	Estimated Adjusted EBITDA LQA[2]	Pre-Synergy Multiple	Planned Synergies	Adjusted EBITDA LQA + Synergies	Post Synergy Multiple
Memphis Networx*	Jul-07	9.2	$5.4	$1.2	7.7x	0.0	$1.2	7.7x
PPL	Aug-07	46.3	32.1	7.2	6.5x	0.6	7.8	6.0x
IFW	Sep-07	22.6	2.3	(1.7)	NM	1.0	(0.7)	NM
Onvoy*	Nov-07	26.9	27.9	4.9	6.1x	3.2	8.1	4.0x
Voicepipe*	Nov-07	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Citynet	Feb-08	99.2	31.5	8.1	12.2x	1.5	9.6	10.3x
NTI	May-08	5.2	8.5	1.3	4.0x	0.6	1.9	2.7x
Ctel Tri-State Mkts*	Jul-08	1.7	1.8	(1.0)	NM	2.5	1.5	NM
CFS	Sep-08	12.1	3.6	2.4	5.1x	0.0	2.4	5.1x
Citynet Retail	Sep-08	3.4	0.1	(0.3)	NM	0.0	(0.3)	NM
Adesta	Sep-08	6.4	0.5	(0.2)	NM	0.0	(0.2)	NM
NTI (California)	May-09	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fibernet	Sep-09	96.6	64.3	13.3	7.3x	15.3	28.6	3.4x
AGL Networks	Jul-10	73.7	21.6	11.6	6.4x	1.6	13.2	5.6x
Dolphini	Sep-10	0.2	0.1	(0.1)	NM	0.1	(0.1)	NM
AFS	Oct-10	114.1	31.6	13.6	8.4x	6.6	20.2	5.6x
360*	Dec-11	332.2	79.0	27.2	12.2x	14.0	41.2	8.1x
Marquisnet	Dec-11	13.6	6.6	2.9	4.6x	1.0	3.9	3.5x
Arialink*	May-12	15.4	4.6	2.6	6.0x	0.6	3.1	4.9x
AboveNet*	Jul-12	2,188.6	478.3	240.4	9.1x	77.0	317.4	6.9x
Fibergate	Aug-12	118.3	15.1	10.7	11.1x	1.5	12.2	9.7x
USCarrier	Oct-12	16.1	16.3	4.2	3.8x	2.5	6.8	2.4x
First Telecom Services	Dec-12	109.7	31.3	7.7	14.3x	3.3	11.0	10.0x
LiteCast	Dec-12	22.2	3.8	2.2	9.9x	0.8	3.0	7.3x
Sum/Weighted Avg		**$3,333.6**	**$866.2**	**$358.1**	**9.3x**	**$133.6**	**$491.7**	**6.8x**
Average age of investment (weighted by size, in years):			*1.7 years*	*1.3 years*				

[1] Companies denoted by * indicate Purchase Price was adjusted for value attributed to OVS/ZEN/ZPS spin-offs

[2] Estimated Revenue LQA and Adjusted EBITDA LQA represents the Revenue and Adjusted EBITDA (adjusted for estimated purchase accounting adjustments) recognized by the acquired entity during the last quarterly period immediately preceding the respective acquisition date multiplied by 4

FY 3Q 2013 Supplemental Earnings Information

8

$114 $836 $16 $49 $22 $32 $26 $59 $3 $485 $32 $30 $1 $8 $14 $25 $29 $31 $33 $42 $52 $58 $66 $80 $83 $98 $103 $118 $114 $138 $140 $114 $122 $128 $138 $158 $209 $211 $220 $252 $289 $297 $311 $314 $356 $420 $438 $919 $974 $1,006 $- $200 $400 $600 $800 $1,000 $1,200 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 A n n u ali ze d R ev en u e (milli o n s) ZG Acquired and Organic Revenue Growth 9% Organic Revenue Growth (Date Weighted CAGR) Cumulative Acquired Revenue Annualized Organic Revenue Incremental Acquired Revenue 1 3 4 5 6 7 8 1 CAGR based on establishing a weighted average date based on acquisition date and revenue 2 ZG Acquired annualized revenue through Sep-08 includes Memphis Networx, IFW, Onvoy, Citynet, Ctel Tri-State Markets, CFS 3 Fibernet (1 mo) 4 Fibernet (2 mos) 5 AGL Networks, Dolphini 6 AFS 7 360Networks (1 mo) 2 Organic vs. Inorganic Revenue Growth 9 10 8 360Networks (2 mos), Marquisnet 9 Arialink (2 mos) 10 Arialink (1 mo), Abovenet, Fibergate (1 mo) 11 Fibergate (2 mos), First Telecommunications (1/2 mo), USCarrier 12 First Telecommunications (2.5 mos), Litecast (3 mos) 11 Organic growth is a derived figure calculated as the difference between reported Revenue (annualized) and cumulative acquired Revenue 9 12 FY 3Q 2013 Supplemental Earnings Information

$3 $10 $12 $14 $9 $21 $2 $245 $13 $9 $31 $35 $40 $41 $54 $72 $81 $88 $102 $124 $131 $149 $152 $180 $216 $230 $490 $549 $584 $- $100 $200 $300 $400 $500 $600 $700 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 A n n u ali ze d EB IT D A ( milli o n s) 32% 38% 44% 51% 56% 58% 20% 40% 60% Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 EB IT D A M ar gi n Cumulative Acquired EBITDA Annualized Organic EBITDA growth ZG Adjusted EBITDA Growth Adjusted EBITDA Margin 18% Organic EBITDA Growth 46% with Synergies (Date Weighted CAGR) Planned Synergies Incremental Acquired EBITDA 1 CAGR based on establishing a weighted average date based on acquisition date and EBITDA 2 ZG Acquired annualized aEBITDA through Sep-08 includes Memphis Networx, IFW, Onvoy, Citynet, Ctel Tri-State Markets, CFS 3 Fibernet (1 mo) 4 Fibernet (2 mos) 5 AGL Networks, Dolphini 6 AFS 7 360Networks (1 mo) 1 Organic vs. Inorganic Adj EBITDA Growth 10 8 360Networks (2 mos), Marquisnet 9 Arialink (2 mos) 10 Arialink (1 mo), Abovenet, Fibergate (1 mo) 11 Fibergate (2 mos), First Telecom Services (1/2 mo), USCarrier 12 First Telecommunications (2.5 mos), Litecast (3 mos) Organic growth is a derived figure calculated as the difference between reported Adjusted EBITDA (annualized) and cumulative acquired Adjusted EBITDA plus Planned (not necessarily realized) Synergies 2 3 4 5 6 7 8 10 11 9 12 FY 3Q 2013 Supplemental Earnings Information

FY 3Q 2013 Supplemental Earnings Information 11 Total Planned Synergies (See slide 8 for details) $134.0 Estimate of Planned Synergies through Mar-13 (See slide 10) $114.0 Remaining Planned Synergies $20.0 Planned Synergies Summary Planned Synergies ($M)

Consolidated Financial Data

zayo GROUP

Financial Data

($ in millions)	Three months ended				
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Revenue	$105.0	$109.6	$229.7	$243.5	$251.4
Annualized revenue growth	*72%*	*17%*	*438%*	*24%*	*13%*
Pro-forma annualized revenue growth [1]	*4%*	*14%*	*-2%*	*8%*	*0%*
Gross profit	82.7	86.8	197.0	208.6	216.3
Gross profit %	*79%*	*79%*	*86%*	*86%*	*86%*
Operating income	$22.8	$23.4	$46.2	$44.1	$61.7
Earnings/(loss) from continuing operations	($2.7)	($5.3)	($53.4)	($20.0)	($8.3)
Earnings from discontinued operations, net of income taxes	-	-	$1.8	-	-
Net earnings/(loss)	($2.7)	($5.3)	($51.6)	($20.0)	($8.3)
Adjusted EBITDA, from continuing operations	$53.9	$57.5	$122.6	$137.3	$146.1
Purchases of property and equipment	42.7	21.4	66.7	58.9	95.7
Unlevered Free Cash Flow	$11.2	$36.1	$55.9	$78.4	$50.4
Annualized Adjusted EBITDA growth	*78%*	*26%*	*453%*	*48%*	*26%*
Pro-forma annualized Adjusted EBITDA growth [1]	*23%*	*23%*	*13%*	*32%*	*18%*
Adjusted EBITDA margin	*51%*	*52%*	*53%*	*56%*	*58%*

[1] The three months ended March 31, 2013 include three months of operating results of the December 14, 2012 First Telecom acquisition and three months of operating results of the December 31, 2012 Litecast acquisition. Adjusting for the effect of the transactions as if they had both occurred on October 1, 2012, the annualized revenue and Adjusted EBITDA growth rates for the three months ended March 31, 2013 are estimated to be 0% and 18%, respectively

FY 3Q 2013 Supplemental Earnings Information 12

Adjusted Revenue and EBITDA Growth

Pro-forma Adjusted Growth

Zayo Group Revenue *($ in millions)*	June 30, 2012	September 30, 2012	Growth	September 30, 2012	December 31, 2012	Growth	December 31, 2012	March 31, 2013	Growth
				Three months ended					
Annualized Reported Revenue	$438.3	$918.8	*438%*	$918.8	$974.0	*24%*	$974.0	$1,005.8	*13%*
Plus: Pro-forma Adjustment	495.0	10.6		64.3	28.9		32.8	–	
Pro Forma Annualized Revenue	933.3	929.3	*-2%*	983.1	1,003.0	*8%*	1,006.8	1,005.8	*0%*
Less: Zayo Other Revenue	(15.8)	(2.1)		(2.1)	(11.0)		(11.0)	(4.6)	
Less: Pro-forma Other Revenue	(4.0)[1]	–		(7.7)[2]	(9.1)[3]		(9.1)[3]	–	
Annualized Adjusted Revenue	$913.5	$927.2	*6%*	$973.2	$982.8	*4%*	$986.7	$1,001.2	*6%*

Zayo Group Adjusted EBITDA *($ in millions)*	June 30, 2012	September 30, 2012	Growth	September 30, 2012	December 31, 2012	Growth	December 31, 2012	March 31, 2013	Growth
				Three months ended					
Annualized Reported EBITDA	$229.9	$490.4	*453%*	$490.4	$549.2	*48%*	$549.2	$584.4	*26%*
Plus: Pro-forma Adjustment	252.0	6.7		24.8	7.5		9.7	–	
Pro Forma Annualized Adjusted EBITDA	481.8	497.1	*13%*	515.2	556.7	*32%*	558.9	584.4	*18%*
Less: Zayo Adjusted EBITDA Associated with Other Revenue	(13.4)	(0.6)		(0.6)	(5.5)		(5.5)	0.3	
Less: Pro-forma Adjusted EBITDA Associated with Other Revenue	(2.4)[1]	–		(2.9)[2]	(4.1)[3]		(4.1)[3]	–	
Annualized Adjusted EBITDA	$466.0	$496.5	*26%*	$511.7	$547.1	*28%*	$549.3	$584.7	*26%*

1 Other Revenue adjustment includes $4.0M from Abovenet; associated EBITDA of $2.4M
2 Other Revenue adjustment includes $7.7M from First Telecom Services; associated EBITDA of $2.9M
3 Other Revenue adjustment includes $9.1M from First Telecom Services; associated EBITDA of $4.1M

FY 3Q 2013 Supplemental Earnings Information

13

$11.0 $3.1 ($1.1) ($2.7) ($5.3) ($51.6) ($20.0) ($8.3) ($120) ($80) ($40) $0 $40 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 $11.0 $3.1 ($1.1) ($2.7) ($5.3) ($53.4) ($20.0) ($8.3) ($500) ($400) ($300) ($200) ($100) $0 $100 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Net Earnings Stratification 14 millions Net Income/(loss) from Continuing Operations millions Net Earnings EBITDA Interest expense Provision for income tax Depreciation and amortization Other add backs ($4.5) $4.0 $11.9 $7.0 $12.1 $86.3 $40.6 $30.6 ($20) $0 $20 $40 $60 $80 $100 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Other Add Backs millions Income from continuing operations Income from discontinued operations, net of tax Stock-based compensation Other interest and income Other expense (including debt extinguishment) Transaction costs Loss/(gain) on operating assets FY 3Q 2013 Supplemental Earnings Information

$17.4 ($4.4) $1.7 ($9.7) $55.9 $12.4 $47.4 ($22.4) 22% -6% 2% -9% 51% 5% 19% -9% ($300) $0 $300 $600 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 % of Revenue = Cash Flow Stratification 15 millions millions ($24.0) ($20.3) ($19.5) ($33.0) ($10.1) ($63.8) ($36.1) ($92.0) ($300) $0 $300 $600 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Cash outflows for purchases of property and equipment Additions to Deferred Revenue $0.5 ($0.1) $336.8 $0.9 $95.5 $2,377.0 ($22.8) ($14.7) ($1,000) $0 $1,000 $2,000 $3,000 $4,000 $5,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Net Cash Provided by/(Used in) Financing Activities Senior debt, notes payable, revolving credit, and Principal repayments on capital leases Payment of deferred debt issuance costs Equity contributions Other financing activities Cash from operations Cash outflows for purchases of property and equipment Measure of cash flow before acquisitions and financings Measure of CAPX +/- IRUs millions “Net Cash Provided by Operating Activities” less “Cash Outflows for Purchases of Property and Equipment” “Cash Outflows for Purchases of Property and Equipment” less “Additions to Deferred Revenue” $42.3 $24.2 $33.1 $33.1 $77.2 $79.1 $106.3 $73.3 ($500) ($200) $100 $400 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Net Cash Provided by Operating Activities millions ($26.0) ($28.6) ($364.9) ($42.6) ($39.3) ($2,394.8) ($204.4) ($94.3) ($5,000) ($4,000) ($3,000) ($2,000) ($1,000) $0 $1,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 millions Net Cash Used in Investing Activities Cash outflows for fixed asset purchases Acquisition related FY 3Q 2013 Supplemental Earnings Information $13.3 ($4.5) $5.0 ($8.6) $133.5 $63.0 ($116.1) ($36.4) ($5,000) ($4,000) ($3,000) ($2,000) ($1,000) $0 $1,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Net Increase/(Decrease) in Cash and Cash Equivalents millions Cash from operating activities Cash from financing Cash from investing Cash from discontinued operations Effect of changes in foreign exchange rates on cash Income from Continuing Operations Depreciation and Amortization Bad Debt Expense Stock Based Compensation Deferred Income Taxes Change in Working Capital Other non-cash expenses

($ in millions) March 31, June 30, September 30, December 31, March 31, 2012 2012 2012 2012 2013 Member's interest $241.4 $388.9 $699.6 $704.1 $705.6 Capital lease obligations 12.0 11.6 4.3 8.0 12.4 Debt 705.5 689.7 2,841.5 2,835.7 2,838.6 Less cash balance (17.2) (150.7) (213.7) (97.6) (61.2) Total Invested Capital $941.6 $939.5 $3,331.8 $3,450.2 $3,495.4 Adjusted EBITDA $53.9 $57.5 $122.6 $137.3 $146.1 Annualized Adjusted EBITDA 215.8 229.9 490.4 549.2 584.4 Invested Capital Ratio 4.4 x 4.1 x 6.8 x 6.3 x 6.0 x Three months ended Consolidated Invested Capital R tio 16 Invested Capital FY 3Q 2013 Supplemental Earnings Information 1 For the three months ended March 31, 2013, the increase in Member’s interest is primarily due to an additional $1.3 million in equity which was contributed to the Company from Zayo Group Holdings 1

Segment Financial Data 17 Segment Data FY 3Q 2013 Supplemental Earnings Information ($ in millions) Zayo Wavelength Services Zayo SONET Services Zayo Ethernet Services Zayo IP Services Zayo Mobile Infrastructure Group zColo Zayo Dark Fiber Corporate / Intercompany Elimination Zayo Group Revenue $60.7 $32.5 $33.8 $23.0 $17.5 $15.9 $74.9 ($7.0) $251.4 Gross profit 51.5 22.7 30.7 20.7 15.4 8.3 72.8 (5.7) 216.3 Gross profit % 85% 70% 91% 90% 88% 52% 97% 82% 86% Operating income/(loss) $15.0 $7.9 $11.1 $10.1 $4.3 $3.7 $23.3 ($13.7) $61.7 Earnings/(loss) 15.0 7.9 11.2 10.1 4.3 3.7 23.2 (83.6) (8.3) Adjusted EBITDA $30.4 $14.5 $18.9 $13.0 $10.5 $6.3 $52.5 $0.0 $146.1 Purchases of property and equipment 20.1 1.1 14.9 5.2 22.1 3.7 28.6 0.0 95.7 Unlevered Free Cash Flow/(Deficit) $10.3 $13.4 $4.0 $7.8 ($11.7) $2.6 $24.0 $0.0 $50.4 Adjusted EBITDA margin 50% 44% 56% 56% 60% 40% 70% 58% Three Months Ended March 31, 2013

Invested Capital Ratio by Reporting Segment 18 Invested Capital FY 3Q 2013 Supplemental Earnings Information ($ in millions) Zayo Wavelength Services Zayo SONET Services Zayo Ethernet Services Zayo IP Services Zayo Mobile Infrastructure Group zColo Zayo Dark Fiber Corporate / Intercompany Elimination Zayo Group Member's interest $636.0 $56.5 $354.7 $201.3 $209.6 $45.4 $1,429.0 ($2,226.9) $705.6 Capital lease obligations 2.6 0.2 0.2 0.1 0.2 3.6 5.6 0.0 12.4 Debt 0.0 0.0 0.0 0.0 0.0 0.0 0.0 2838.6 2838.6 Less cash balance (16.3) (2.0) (3.7) (3.8) (4.1) (1.2) (7.0) (23.0) (61.2) Total Invested Capital $622.3 $54.7 $351.1 $197.5 $205.7 $47.9 $1,427.5 $588.6 $3,495.4 Adjusted EBITDA $30.4 $14.5 $18.9 $13.0 $10.5 $6.3 $52.5 $0.0 $146.1 Annualized Adjusted EBITDA $121.8 $57.8 $75.7 $52.0 $41.9 $25.1 $210.1 $584.4 Invested Capital Ratio 5.1 x 0.9 x 4.6 x 3.8 x 4.9 x 1.9 x 6.8 x 6.0 x Three Months Ended March 31, 2013

$24.7 $25.3 $32.6 $33.4 $34.1 $74.9 $79.9 $81.1 $0.9 $0.9 $1.3 $1.3 $1.5 $2.7 $2.9 $3.2 $25.5 $26.2 $33.8 $34.7 $35.6 $77.6 $82.8 $84.3 $0 $40 $80 $120 $160 $200 $240 $280 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 $73.0 $74.4 $82.7 $99.2 $101.2 $220.0 $231.0 $239.7 $0.2 $0.2 $0.2 $0.3 $0.3 $1.3 $1.6 $1.6 $2.5 $2.6 $3.1 $3.9 $4.2 $7.8 $8.1 $8.9 $2.2 $1.3 $3.0 $1.7 $3.9 $0.5 $2.7 $1.1 $77.8 $78.4 $89.0 $105.0 $109.6 $229.7 $243.5 $251.4 $0 $40 $80 $120 $160 $200 $240 $280 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Stratification of Revenue 19 $0.7 $0.7 $0.8 $0.8 $0.9 $3.3 $3.5 $3.6 $1.8 $1.8 $2.3 $3.0 $3.3 $4.5 $4.6 $5.4 $2.5 $2.6 $3.1 $3.9 $4.2 $7.8 $8.1 $8.9 $0 $2 $4 $6 $8 $10 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 MAR $0.6 $0.7 $2.2 $1.8 $3.5 $2.2 $5.2 $7.3 $2.7 $10.2 $17.2 $16.8 $14.0 $5.6 $16.8 $24.9 $3.3 $10.8 $19.4 $18.5 $17.5 $7.8 $21.9 $32.3 $0 $10 $20 $30 $40 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 IRU and Upfront Charges Customer Invoices for Upfront Charges Accounted for as MAR Customer Invoices for IRU Charges Accounted for as MAR $2.2 $1.3 $3.0 $1.7 $3.9 $0.5 $2.7 $1.1 $0 $2 $4 $6 $8 $10 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Other Revenue millions millions millions millions MRR and MAR on the Last Day of the Quarter1 MRR on the last day of the quarter MAR of the last day of the quarter millions Revenue Stratification MRR Usage MAR Other Revenue MAR – Upfront Charges MAR - IRU FY 3Q 2013 Supplemental Earnings Information 1 The change in MRR and MAR on the last day of the quarter is equal to the net installations in the period plus or minus any fluctuation in foreign exchange rates

($0.3) ($0.2) $1.5 ($0.1) $0.0 ($1.6) ($0.6) ($2.0) $1.6 $0.9 $2.7 $1.3 $3.4 $0.1 $1.4 ($0.1) $1.9 $1.2 $1.2 $1.5 $3.3 $1.7 $2.0 $1.9 ($5) ($3) ($1) $1 $3 $5 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 $35.6 $37.1 $42.4 $52.6 $54.1 $122.5 $135.9 $146.2 $1.6 $0.9 $2.7 $1.3 $3.4 $0.1 $1.4 ($0.1) $37.2 $38.0 $45.1 $53.9 $57.5 $122.6 $137.3 $146.1 ($20) $20 $60 $100 $140 $180 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Stratification of Adjusted EBITDA 20 millions millions Adjusted EBITDA Associated with Other Revenue Stratification of Adjusted EBITDA Adjusted EBITDA Stratification Adjusted EBITDA associated with Credits and Adjustments Adjusted EBITDA associated with Early Termination Revenue and Construction Services Adjusted EBITDA associated with Other Revenue Adjusted EBITDA excluding Other Revenue FY 3Q 2013 Supplemental Earnings Information

4 9 13 13 23 9 7 12 0 5 10 15 20 25 30 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 $1,518 $1,690 $1,956 $2,200 $2,421 $3,880 $4,115 $4,456 $90 $119 $126 $176 $208 $288 $370 $186 $1,608 $1,809 $2,082 $2,376 $2,629 $4,168 $4,485 $4,642 $111M $134M $139M $206M $188M $221M $281M $272M $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Gross Sales - MRR Gross Sales - MAR Contract Value = $1,404 $1,607 $1,839 $2,088 $2,272 $3,690 $3,880 $4,290 $90 $109 $119 $170 $193 $268 $362 $176 $1,495 $1,715 $1,957 $2,258 $2,464 $3,958 $4,241 $4,466 93% 95% 94% 95% 94% 95% 95% 96% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Gross Profit - MRR Gross Profit - MAR $7 $16 $27 $28 $52 $32 $27 $49 $0 $10 $20 $30 $40 $50 $60 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Gross New Sales (Bookings) 21 Gross New Sales (Bookings) Gross New Sales (Bookings) Estimated Capital and Upfront Expenditures associated with Gross New Sales (Bookings) less Upfront Charges thousands thousands millions months M R R a n d M A R M o n th ly G ro ss P ro fi t Est. Gross Profit = FY 3Q 2013 Supplemental Earnings Information Estimated Payback Period associated with Gross New Sales (Bookings) Estimated Gross Profit and Gross Profit Percentage on Gross New Sales (Bookings)

22 Estimated Capital and Upfront Expenditures and Gross New Sales (Bookings) IRU and Upfront Charges $10.9 $11.9 $12.5 $22.0 $15.0 $7.0 $32.6 $10.3 $0.9 $2.3 $2.1 $4.3 $2.2 $12.7 $6.9 $5.9 $0.6 $1.5 $0.7 $1.1 $1.5 $1.2 $1.4 $3.6 $12.4 $15.7 $15.4 $27.5 $18.8 $20.9 $40.9 $19.8 $12.4M $15.7M $15.4M $27.5M $18.8M $20.9M $40.9M $19.8M $0 $20 $40 $60 $80 $100 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Contract Value = Gross New Sales (Bookings) – IRU and Upfront Charges Gross New Sales (Bookings) from IRUs Gross New Sales (Bookings) Upfront Charges Gross New Sales (Bookings) Other Charges (Construction Services, Other) millions $18.9 $30.5 $41.3 $54.7 $69.2 $51.1 $67.1 $65.7 $0.4 $1.0 $0.6 $0.7 $1.6 $1.3 $0.6 $2.7 $19.4 $31.5 $41.9 $55.4 $70.7 $52.4 $67.7 $68.3 $0 $20 $40 $60 $80 $100 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Estimated Expenditures associated with Gross New Sales (Bookings) millions C ap it al E xp en d it u re s Estimated Capital and Upfront Expenditures and Gross New Sales (Bookings) IRU and Upfront Charges Estimated Capital Expenditures associated with Gross New Sales (Bookings) Estimated Upfront Expenditures associated with Gross New Sales (Bookings) FY 3Q 2013 Supplemental Earnings Information 1 Beginning in the three months ended March 31, 2013, Estimated Capital Expenditures associated with Gross New Sales (Bookings) includes an estimate for capitalized labor. Prior periods were revised to reflect this change 1

Stratification of Gross New Sales (Bookings)

zayo GROUP

Gross New Sales (Bookings) Stratification

	Three months ended								
	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	Average % of prior eight quarters
1. Network capacity									
Estimated Capital Expenditures ($ in millions)	$1.5	$4.9	$2.8	$3.1	$0.9	$2.3	$11.1	$8.9	*9%*
2. <12 Month Payback and Positive IRR									
Gross New Sales (Bookings) (MRR and MAR) ($ in thousands)	$1,192	$1,063	$999	$1,344	$1,623	$3,113	$3,353	$3,381	*68%*
Estimated Gross Profit % on Gross New Sales (Bookings)	*94%*	*94%*	*94%*	*95%*	*86%*	*93%*	*94%*	*96%*	
Estimated Capital and Upfront Expenditures associated with Gross New Sales (Bookings) less Upfront Charges ($ in millions)					($1.9)	$2.0	($8.7)	$8.1	
Estimated Capital Expenditures ($ in millions)	$6.1	$5.8	$3.0	$16.0	$12.7	$12.5	$27.4	$16.3	*26%*
Estimated Payback Period (in months)	0	1	0	0	0	0	0	0	
Contract Value of Gross New Sales (Bookings) ($ in millions)	$77.6	$77.4	$60.1	$97.3	$105.4	$151.4	$209.2	$179.0	
3. >12 Month Payback and Positive IRR									
Gross New Sales (Bookings) (MRR and MAR) ($ in thousands)	$415	$731	$1,082	$1,032	$526	$1,030	$1,127	$1,243	*30%*
Estimated Gross Profit % on Gross New Sales (Bookings)	*85%*	*92%*	*93%*	*96%*	*96%*	*94%*	*91%*	*90%*	
Estimated Capital and Upfront Expenditures associated with Gross New Sales (Bookings) less Upfront Charges ($ in millions)					$14.0	$25.1	$24.2	$26.8	
Estimated Capital Expenditures ($ in millions)	$7.5	$17.1	$29.3	$35.0	$15.0	$33.5	$26.4	$32.9	*51%*
Estimated Payback Period (in months)	20	20	28	32	31	30	23	25	
Contract Value of Gross New Sales (Bookings) ($ in millions)	$33.5	$56.6	$78.4	$108.7	$41.8	$68.7	$71.1	$92.3	
4. Speculative Projects									
Gross New Sales (Bookings) (MRR and MAR) ($ in thousands)	$0	$16	$0	$0	$480	$25	$5	$18	*2%*
Estimated Gross Profit % on Gross New Sales (Bookings)					*100%*	*80%*	71%	92%	
Estimated Capital and Upfront Expenditures associated with Gross New Sales (Bookings) less Upfront Charges ($ in millions)					$38.9	$2.2	$0.3	$4.8	
Estimated Capital Expenditures ($ in millions)	$3.0	$0.5	$4.1	$0.0	$39.2	$2.0	$0.3	$7.6	*15%*
Estimated Payback Period (in months)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	
Contract Value of Gross New Sales (Bookings) ($ in millions)	$0.0	$0.4	$0.0	$0.0	$40.4	$0.7	$0.2	$0.5	

FY 3Q 2013 Supplemental Earnings Information

23

Stratification of Speculative Projects

Speculative Capital Expenditure Commitments

($ in millions)

	June 30, 2011[1]	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	Average % of total estimated capital of prior eight quarters
Estimated Success Based Capital	$3.0	$ 0.5	$0.0	-	$ 39.2	$ 2.0	$ 0.3	$ 7.6	*13%*
Estimated Infrastructure Capital	-	-	4.1	-	-	-	-	-	*1%*
Estimated growth capital expenditures	$3.0	$ 0.5	$4.1	-	$ 39.2	$ 2.0	$ 0.3	$ 7.6	*15%*
By Category:									
Opportunistic Network Expansions									
Estimated Success Based Capital	-	-	-	-	-	-	-	-	*0%*
Estimated Infrastructure Capital	-	-	4.1	-	-	-	$ 0.0	-	*1%*
Estimated growth capital expenditures	-	-	$4.1	-	-	-	$ 0.0	-	*1%*
Customer-Specific with Negative Payback									
Estimated Success Based Capital	$ 0.1	$ 0.5	$ 0.0	-	$ 39.2	$ 2.0	$ 0.3	$ 0.5	*11%*
Estimated Infrastructure Capital	-	-	-	-	-	-	-	-	*0%*
Estimated growth capital expenditures	$ 0.1	$ 0.5	$ 0.0	-	$ 39.2	$ 2.0	$ 0.3	$ 0.5	*11%*
Increased Scope on previously Approved Projects									
Estimated Success Based Capital	-	-	-	-	-	-	-	$ 7.1	*2%*
Estimated Infrastructure Capital	-	-	-	-	-	-	-	-	*0%*
Estimated growth capital expenditures	-	-	-	-	-	-	-	$ 7.1	*2%*
Other									
Estimated Success Based Capital	$ 2.9	-	-	-	-	-	-	-	*1%*
Estimated Infrastructure Capital	-	-	-	-	-	-	-	-	*0%*
Estimated growth capital expenditures	$ 2.9	-	-	-	-	-	-	-	*1%*

1 For the three months ended June 30, 2011, Other Speculative Capital Expenditures include approved capital related to Government Stimulus projects

FY 3Q 2013 Supplemental Earnings Information 24

Quota Bearing Headcount (QBHC) 25 Quota Bearing Headcount $15 $16 $17 $21 $21 $13 $14 $15 $0 $5 $10 $15 $20 $25 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Quota Bearing Headcount Monthly Average Gross New Sales (Bookings) per QBHC thousands H ea d co u n t G ro ss N ew S al es ( B o o ki n gs ) M R R a n d M A R 36 38 40 38 41 104 104 105 0 20 40 60 80 100 120 140 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 FY 3Q 2013 Supplemental Earnings Information

$1,405 $1,561 $1,871 $1,696 $1,778 $3,966 $4,445 $4,550 $38 $91 $124 $127 $163 $133 $205 $401 $1,443 $1,653 $1,995 $1,823 $1,941 $4,099 $4,650 $4,951 93% 94% 86% 93% 93% 96% 94% 95% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Gross Installed Revenue - MRR Gross Installed Revenue - MAR Installation and Churn Processed 26 Installation and Churn Processed ($1,142) ($932) ($1,037) ($1,375) ($1,409) ($2,993) ($3,216) ($3,180) ($2) ($21) ($35) ($54) ($66) ($86) ($123) ($87) ($1,144) ($953) ($1,072) ($1,429) ($1,475) ($3,079) ($3,339) ($3,267) 91% 85% 93% 88% 94% 90% 94% 95% ($7,000) ($6,000) ($5,000) ($4,000) ($3,000) ($2,000) ($1,000) $0 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Churn Processed - MRR Churn Processed - MAR $264 $630 $834 $321 $369 $973 $1,228 $1,371 $36 $70 $89 $72 $98 $47 $82 $314 $299 $700 $923 $394 $467 $1,020 $1,311 $1,685 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Net Installations - MRR Net Installations - MAR $301 $750 $715 $434 $428 $1,149 $1,253 $1,594 100% 107% 77% 110% 92% 113% 96% 95% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Net Installations thousands thousands thousands thousands M R R a n d M A R M R R a n d M A R M R R a n d M A R M o n th ly G ro ss P ro fi t Est. Gross Profit = Est. Gross Profit = Est. Gross Profit = Gross Profit from Net Installations Gross Installations Churn Processed FY 3Q 2013 Supplemental Earnings Information

Breakdown of Installations and Churn Processed Installation and Churn Processed 27 thousands thousands M R R a n d M A R M R R a n d M A R ($906) ($738) ($789) ($1,123) ($1,168) ($2,381) ($2,345) ($2,324) ($79) ($111) ($115) ($107) ($145) ($367) ($656) ($638) ($159) ($104) ($168) ($199) ($162) ($330) ($338) ($305) ($1,144) ($953) ($1,072) ($1,429) ($1,475) ($3,079) ($3,339) ($3,267) 79% 77% 74% 79% 79% 77% 70% 71% 7% 12% 11% 7% 10% 12% 20% 20% 14% 11% 16% 14% 11% 11% 10% 9% -1.5% -1.2% -1.2% -1.4% -1.4% -1.4% -1.4% -1.3% ($5,500) ($5,000) ($4,500) ($4,000) ($3,500) ($3,000) ($2,500) ($2,000) ($1,500) ($1,000) ($500) $0 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Churn Processed associated with Upgrades Churn Processed from Negative Price Changes Hard Disconnects Churn = $1,100 $1,389 $1,802 $1,533 $1,621 $3,616 $3,762 $4,330 $118 $204 $131 $156 $130 $173 $521 $300 $225 $60 $62 $134 $190 $310 $368 $321 $1,443 $1,653 $1,995 $1,823 $1,941 $4,099 $4,650 $4,951 76% 84% 90% 84% 84% 88% 81% 87% 8% 12% 7% 9% 7% 4% 11% 6% 16% 4% 3% 7% 10% 8% 8% 6% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Installations from New Service Installations from Price Increases Installations from Upgrades FY 3Q 2013 Supplemental Earnings Information Gross Installations Churn Processed

$118 $204 $131 $156 $130 $173 $521 $300 16% 31% 11% 17% 15% 19% 15% 19% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Price Changes and Renewals $7.0 $5.1 $10.0 $11.6 $8.1 $15.5 $25.5 $16.8 $1.3 $5.6 $2.8 $4.5 $7.3 $9.3 $14.3 $18.2 $3.0 $13.8 $20.2 $11.2 $15.6 $13.5 $18.5 $35.1 $11.2 $24.5 $33.0 $27.3 $31.0 $38.4 $58.4 $70.1 $0 $20 $40 $60 $80 $100 $120 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 ($79) ($111) ($115) ($107) ($145) ($367) ($656) ($638) -20% -16% -12% -11% -17% -23% -35% -24% ($3,000) ($2,000) ($1,000) $0 $1,000 $2,000 $3,000 $4,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Price Increases Price Decreases thousands millions thousands M R R C o n tr ac t V al u e M R R $39 $93 $16 $49 ($16) ($195) ($135) ($338) ($3,000) ($2,000) ($1,000) $0 $1,000 $2,000 $3,000 $4,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Price Changes Net of Price Increases and Price Decreases thousands M R R 28 Price increases as % of MRR = Price decreases as % of MRR = Price Increases MRR before Price Increases Price Decreases MRR before Price Decreases $58 $195 $105 $203 $341 $435 $1,176 $999 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Renewals (Where there is no price change) M R R Net Contract Value associated with Price Decreases Net Contract Value associated with Renewals Net Contract Value associated with Price Increases thousands FY 3Q 2013 Supplemental Earnings Information Net Contract Value Associated with Price Changes and Renewals

Upgrades Upgrades $225 $60 $62 $134 $190 $310 $368 $321 $8.3M $4.2M $2.1M $4.0M $7.5M $10.4M $20.0M $12.7M $0 $100 $200 $300 $400 $500 $600 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 ($123) ($58) ($35) ($63) ($166) ($176) ($270) ($249) -$1.9M -$0.4M -$0.4M -$0.8M -$3.0M -$1.3M -$2.2M -$1.7M ($600) ($500) ($400) ($300) ($200) ($100) $0 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 $102 $2 $27 $70 $24 $134 $98 $72 $6.4M $3.8M $1.7M $3.2M $4.5M $9.1M $17.7M $11.0M $0 $50 $100 $150 $200 $250 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 82% 4% 78% 111% 15% 76% 36% 29% 0% 25% 50% 75% 100% 125% Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Gross Installations Associated with Upgrades thousands thousands thousands Churn Processed Associated with Upgrades Net Installations Associated with Upgrades 29 M R R a n d M A R M R R a n d M A R M R R a n d M A R % C h an ge in M R R a n d M A R Contract Value = Contract Value = Contract Value = 1 1 Churn Processed Associated with Upgrades may occur in a different fiscal quarter than the Gross Installations Associated with Upgrades. On this slide, the timing of Churn Processed Associated with Upgrades is reported in the same quarter as the corresponding Gross Installation Associated with Upgrades, rather than being reported in the period in which the Churn was processed FY 3Q 2013 Supplemental Earnings Information Average % Increase in Monthly Recurring Revenue Associated with Upgrades

$2.4 $2.4 $3.0 $3.5 $4.2 $7.6 $7.4 $6.9 $0.2 $0.2 $0.2 $0.2 $0.3 $0.5 $0.7 $0.5 $0.6 $0.7 $0.8 $0.7 $0.6 $0.6 $0.4 $0.5 $3.2 $3.3 $4.0 $4.5 $5.1 $8.7 $8.5 $8.0 92% 92% 98% 98% 96% 94% 94% 97% $0 $2 $4 $6 $8 $10 $12 $14 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Service Activation and Churn Pipeline 30 Service Activation and Churn Pipeline ($0.5) ($0.5) ($0.8) ($0.5) ($0.9) ($1.0) ($1.8) ($2.3) 90% 94% 84% 88% 94% 91% 97% 97% ($14) ($12) ($10) ($8) ($6) ($4) ($2) $0 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 $2.7 $2.8 $3.3 $4.0 $4.2 $7.7 $6.7 $5.6 92% 91% 91% 100% 97% 95% 95% 97% $0 $2 $4 $6 $8 $10 $12 $14 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Service Activation Pipeline Estimated Timing of Service Activation Pipeline Churn Pipeline Net Installation Pipeline millions millions millions M R R a n d M A R M R R M R R a n d M A R millions Gross Profit = Gross Profit = Gross Profit = Service Orders – MRR Service Orders – MAR Revenue Commitments $2.2 $2.3 $2.5 $2.9 $2.3 $5.3 $5.2 $5.3 $1.0 $1.1 $1.5 $1.6 $2.8 $3.5 $3.4 $2.7 $3.2 $3.3 $4.0 $4.5 $5.1 $8.7 $8.5 $8.0 68% 68% 63% 65% 45% 60% 61% 66% 32% 32% 37% 35% 55% 40% 39% 34% 96 90 78 104 109 93 84 79 $0 $2 $4 $6 $8 $10 $12 $14 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Delivery date within the next 6 months Delivery date after 6 months Implied Average Days to Install = M R R a n d M A R FY 3Q 2013 Supplemental Earnings Information

Revenue Under Contract 31 Revenue Under Contract Revenue Under Contract millions 38 40 42 45 46 34 35 35 0 10 20 30 40 50 60 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Average Remaining Contract Term $747 $789 $1,114 $1,155 $1,227 $2,083 $2,194 $2,292 $70 $79 $134 $144 $162 $246 $278 $275 $217 $214 $249 $364 $389 $554 $611 $626 $63 $89 $89 $84 $98 $94 $78 $79 $1,098 $1,171 $1,586 $1,747 $1,876 $2,977 $3,161 $3,272 $0 $1,000 $2,000 $3,000 $4,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Embedded Base - MRR Embedded Base - MAR Service Activation Pipeline Revenue Commitments M o n th s FY 3Q 2013 Supplemental Earnings Information

Employee Data 32 Employee Data 396 399 482 485 500 1,035 1,048 1,063 0 200 400 600 800 1,000 1,200 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 $787 $787 $739 $867 $876 $888 $929 $946 $0 $200 $400 $600 $800 $1,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 $12.8 $12.8 $13.2 $15.1 $15.9 $38.7 $37.3 $35.8 16% 16% 15% 14% 15% 17% 15% 14% $0 $10 $20 $30 $40 $50 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 $129 $129 $110 $125 $127 $150 $142 $135 $0 $200 $400 $600 $800 $1,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Number of Employees Employee Related SG&A thousands millions thousands H ea d co u n t Fi n an ci al S ta te m en t R ev en u e SG & A SG & A % of Revenue = Annualized Revenue per Employee Annualized Employee Related SG&A per Employee FY 3Q 2013 Supplemental Earnings Information

Customer Verticals and Product Mix

Customer Verticals and Product Mix

Zayo Group Customer Verticals % of MRR & MAR	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Other Public Sector/Enterprises[1]	13%	12%	11%	11%	12%	31%	30%	17%
National Carrier/ISP	24%	23%	26%	25%	24%	18%	18%	17%
Wireless	34%	33%	30%	30%	30%	16%	16%	17%
Financial Services[1]	n/a	n/a	n/a	n/a	n/a	n/a	n/a	12%
Media/Content/Cloud	2%	2%	2%	3%	2%	9%	11%	12%
Regional Carrier/ISP	7%	7%	8%	8%	7%	7%	7%	7%
Data Centers/Disaster Recovery/Tech	2%	2%	2%	2%	4%	5%	5%	5%
PTT	8%	8%	8%	7%	9%	5%	5%	5%
CATV/Satellite	4%	3%	3%	5%	6%	3%	3%	3%
RLEC	6%	6%	6%	6%	5%	2%	2%	2%
Reseller	1%	1%	2%	2%	1%	2%	3%	2%

Zayo Group Product Mix % of MRR & MAR	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Dark Fiber[2]	16%	17%	19%	19%	19%	30%	30%	29%
Wavelengths	9%	9%	15%	15%	16%	23%	23%	23%
Ethernet[2]	17%	18%	16%	17%	19%	19%	19%	14%
SONET/Digital Signal[2]	42%	41%	37%	34%	32%	14%	14%	12%
DIA	3%	3%	3%	3%	4%	9%	9%	9%
Mobile Infrastructure[2]	n/a	n/a	n/a	n/a	n/a	n/a	n/a	7%
Colocation	6%	6%	5%	6%	5%	4%	4%	3%
Interconnect	5%	5%	4%	4%	4%	2%	2%	2%
Other Transport Services	1%	1%	1%	1%	1%	0%	0%	0%
Other	0%	0%	1%	1%	0%	0%	0%	0%

1 In the three months ended March 31, 2013, Financial Services was broken out into a separate vertical category. Financial services were previously reported in Other Public Sector/Enterprises. Prior periods were not revised to reflect the change

2 In the three months ended March 31, 2013, Mobile Infrastructure was broken out into a separate product category. Mobile Infrastructure was previously reported in Ethernet, SONET/Digital Signal, and Dark Fiber. Prior periods were not revised to reflect the change

FY 3Q 2013 Supplemental Earnings Information

33

58% 60% 60% 60% 59% 36% 36% 36% 0% 10% 20% 30% 40% 50% 60% 70% 80% 47% 49% 51% 50% 48% 28% 28% 28% 36% 37% 39% 38% 37% 21% 21% 21% 13% 13% 14% 14% 13% 7% 7% 7% 9% 10% 8% 8% 8% 5% 5% 5% 8% 7% 6% 6% 6% 4% 4% 4% Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Customer Concentration 34 Customer Concentration % o f M RR Customer #1 Customer #2 Customer #3 Top 20 Top 10 Top 5 FY 3Q 2013 Supplemental Earnings Information

$26 $27 $29 $28 $28 $22 $22 $22 $0 $10 $20 $30 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Customer and Unit Metrics Customer and Unit Metrics 986 985 1,164 1,259 1,292 3,554 3,708 3,808 0 1,000 2,000 3,000 4,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 26 25 26 28 26 36 38 38 0 10 20 30 40 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 $1.0 $1.0 $1.3 $1.2 $1.4 $2.1 $2.2 $2.2 $0 $10 $20 $30 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Number of Customers Number of Units 35 C u st o m er s M R R a n d M A R M R R a n d M A R Un it s (MRR and MAR)/Customer thousands thousands thousands FY 3Q 2013 Supplemental Earnings Information (MRR and MAR)/Unit

Pricing Trends – Waves1 36 $1,776 $1,998 $3,848 $4,361 $4,742 $12,012 $12,167 $12,664 $0 $3,000 $6,000 $9,000 $12,000 $15,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 10G Waves – MRR 178 198 360 427 471 1,523 1,572 1,677 0 400 800 1,200 1,600 2,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 10G Waves – Units $10.0 $10.1 $10.7 $10.2 $10.1 $7.9 $7.7 $7.6 $0 $5 $10 $15 $20 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 10G Waves – MRR/Unit thousands M R R M R R thousands $411 $415 $925 $933 $890 $1,125 $1,039 $988 $0 $3,000 $6,000 $9,000 $12,000 $15,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 2.5G Waves – MRR $9.1 $9.0 $9.5 $9.7 $9.7 $8.1 $7.5 $7.3 $0 $5 $10 $15 $20 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 2.5G Waves – MRR/Unit thousands M R R M R R thousands 45 46 97 96 92 139 138 136 0 400 800 1,200 1,600 2,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 2.5G Waves – Units $45 $3,930 $4,167 $4,120 $0 $3,000 $6,000 $9,000 $12,000 $15,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 1G Waves – MRR thousands M R R 14 1,123 1,194 1,197 0 400 800 1,200 1,600 2,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 1G Waves – Units $3.2 $3.5 $3.5 $3.4 $0 $5 $10 $15 $20 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 1G Waves – MRR/Unit n/a n/a n/a n/a M R R thousands n/a n/a n/a n/a n/a n/a n/a n/a FY 3Q 2013 Supplemental Earnings Information 1 In the three months ended March 31, 2013, Units and MRR/Unit were restated for quarters Sep-12 and Dec-12 for all bandwidth increments due to data cleanup and bandwidth categorization improvements

Pricing Trends – Ethernet 37 $1,123 $1,228 $1,380 $1,526 $1,747 $8,067 $7,702 $7,971 $0 $2,000 $4,000 $6,000 $8,000 $10,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 GigE Full Rate (>1000Mb) – MRR 334 370 403 451 588 2,549 2,399 2,513 0 1,000 2,000 3,000 4,000 5,000 6,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 GigE Full Rate (>1000Mb) – Units $3.4 $3.3 $3.4 $3.4 $3.0 $3.2 $3.2 $3.2 $0 $1 $2 $3 $4 $5 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 thousands M R R M R R thousands $183 $190 $229 $362 $513 $712 $1,171 $1,418 $0 $2,000 $4,000 $6,000 $8,000 $10,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Fractional GigE (101-1000Mb) – MRR 65 70 78 136 288 380 440 573 0 1,000 2,000 3,000 4,000 5,000 6,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Fractional GigE (101-1000Mb) – Units $2.8 $2.7 $2.9 $2.7 $1.8 $1.9 $2.7 $2.5 $0 $1 $2 $3 $4 $5 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 thousands M R R M R R thousands $2,916 $3,114 $3,495 $3,740 $4,134 $5,171 $6,081 $6,431 $0 $2,000 $4,000 $6,000 $8,000 $10,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Fast E (10-100Mb) – MRR 2,321 2,579 2,763 3,019 3,513 4,089 4,480 4,886 0 1,000 2,000 3,000 4,000 5,000 6,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Fast E (10-100Mb) – Units $1.3 $1.2 $1.3 $1.2 $1.2 $1.3 $1.4 $1.3 $0 $1 $2 $3 $4 $5 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Fast E (10-100Mb) – MRR/Unit thousands M R R M R R thousands GigE Full Rate (>1000Mb) – MRR/Unit Fractional GigE (101-1000Mb) – MRR/Unit FY 3Q 2013 Supplemental Earnings Information

Pricing Trends – OC3, OC12, and OC48 38 $1,086 $1,118 $1,548 $1,414 $1,406 $1,368 $1,545 $1,479 $0 $1,000 $2,000 $3,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 OC48 – MRR 82 90 115 108 106 104 117 119 0 200 400 600 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 OC48 – Units $13.2 $12.4 $13.5 $13.1 $13.3 $13.2 $13.2 $12.4 $0 $5 $10 $15 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 OC48 – MRR/Unit thousands M R R M R R thousands $1,871 $1,867 $2,515 $2,370 $2,187 $2,097 $2,355 $2,287 $0 $1,000 $2,000 $3,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 OC12 – MRR 305 305 402 382 368 353 393 388 0 200 400 600 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 OC12 – Units $6.1 $6.1 $6.3 $6.2 $5.9 $5.9 $6.0 $5.9 $0 $5 $10 $15 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 OC12 – MRR/Unit thousands M R R M R R thousands $1,453 $1,474 $1,743 $1,537 $1,437 $1,185 $1,218 $1,207 $0 $1,000 $2,000 $3,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 OC3 – MRR 407 398 500 455 436 375 387 391 0 200 400 600 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 OC3 – Units thousands M R R M R R thousands $3.6 $3.7 $3.5 $3.4 $3.3 $3.2 $3.1 $3.1 $0 $5 $10 $15 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 OC3 – MRR/Unit FY 3Q 2013 Supplemental Earnings Information

Pricing Trends – DS1 and DS3 39 $3,911 $3,870 $4,558 $4,488 $4,402 $4,265 $4,365 $4,269 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 DS3 – MRR 3,377 3,424 3,843 3,818 3,790 3,687 3,763 3,710 0 3,000 6,000 9,000 12,000 15,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 DS3 – Units $1.2 $1.1 $1.2 $1.2 $1.2 $1.2 $1.2 $1.2 $0.0 $0.5 $1.0 $1.5 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 DS3 – MRR/Unit thousands M R R M R R thousands $1,964 $1,757 $1,901 $1,728 $1,584 $1,309 $1,417 $1,335 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 DS1 – MRR 10,811 10,217 8,999 8,399 7,456 6,169 6,283 6,000 0 3,000 6,000 9,000 12,000 15,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 DS1 – Units $0.2 $0.2 $0.2 $0.2 $0.2 $0.2 $0.2 $0.2 $0.0 $0.5 $1.0 $1.5 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 DS1 – MRR/Unit thousands M R R M R R thousands FY 3Q 2013 Supplemental Earnings Information

$20.5 $26.6 $28.0 $34.4 $14.9 $50.5 $50.6 $80.4 $2.9 $1.0 $1.6 $5.6 $3.5 $10.1 $3.2 $8.1 $23.4 $27.6 $29.6 $40.0 $18.3 $60.6 $53.8 $88.5 $0 $20 $40 $60 $80 $100 $120 $140 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Success Based Infrastructure millions Purchases of Property and Equipment Purchases of Property and Equipment by Driver $23.4 $27.6 $29.6 $40.0 $18.3 $60.6 $53.8 $88.5 $0.5 $0.5 $0.8 $1.1 $1.8 $3.2 $3.0 $4.0 $0.5 $0.2 $0.1 $0.6 $0.2 $0.5 $0.5 $1.1 $0.5 $0.3 $0.8 $1.1 $1.0 $2.3 $1.6 $2.1 $24.9 $28.6 $31.4 $42.7 $21.4 $66.7 $58.9 $95.7 $0 $20 $40 $60 $80 $100 $120 $140 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Growth Maintenance Integration Other 40 C ap it al E xp en d it u re s Purchases of Property and Equipment $0.5 $0.5 $0.8 $1.1 $1.8 $3.2 $3.0 $4.0 $0.5 $0.2 $0.1 $0.6 $0.2 $0.5 $0.5 $1.1 $0.5 $0.3 $0.8 $1.1 $1.0 $2.3 $1.6 $2.1 $1.5 $1.0 $1.8 $2.7 $3.1 $6.0 $5.1 $7.2 $0 $2 $4 $6 $8 $10 $12 $14 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Maintenance Integration Other Maintenance, Integration and Other Growth C ap it al E xp en d it u re s C ap it al E xp en d it u re s C ap it al E xp en d it u re s millions millions millions Purchases of Property and Equipment by Type $4.7 $3.9 $4.2 $6.6 $(0.1) $14.6 $9.9 $20.2 $1.3 $1.1 $2.9 $2.4 $2.5 $4.2 $2.1 $7.2 $0.2 $0.2 $0.1 $0.1 $0.0 $0.1 $0.2 $1.1 $16.8 $20.0 $20.8 $27.6 $15.8 $41.5 $39.6 $57.6 $1.9 $1.7 $2.0 $2.7 $2.5 $4.3 $5.8 $6.2 $0.0 $1.8 $1.3 $3.4 $0.5 $2.0 $1.4 $3.4 $24.9 $28.6 $31.4 $42.7 $21.4 $66.7 $58.9 $95.7 ($20) $0 $20 $40 $60 $80 $100 $120 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Optronics equipment IP equipment IT technology Outside and inside plant Capitalized labor Other FY 3Q 2013 Supplemental Earnings Information

Network Metrics 41 Network Metrics1 24,251 24,991 25,544 45,673 45,794 47,072 63,844 74,325 19,879 710 16,240 399 3,208 5,750 91 24,251 24,991 45,423 45,673 46,504 63,711 72,893 74,325 0 20,000 40,000 60,000 80,000 100,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 360networks Arialink AboveNet FiberGate USCarrier FTS Litecast 1,008 1,092 1,102 2,019 2,032 2,090 5,299 5,688 909 22 2,500 183 22 243 4 1,008 1,092 2,011 2,019 2,054 4,773 5,568 5,688 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 360networks Arialink AboveNet FiberGate USCarrier FTS Litecast Fiber Network - Route Miles Number of On-net Buildings R o u te M ile s Fi b er M ile s O n -N et B u ild in gs N u m b er o f M ar ke ts 153 153 154 164 203 216 235 283 10 1 14 1 23 13 153 153 164 164 204 231 271 283 31+DC 31+DC 42+DC 42+DC 42+DC 44+DC 44+DC 45+DC 0 50 100 150 200 250 300 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 360networks Arialink AboveNet FiberGate USCarrier FTS Litecast 4,393 4,542 4,736 5,431 5,644 6,353 10,694 11,740 455 411 3,588 317 75 232 103 4,393 4,542 5,191 5,431 6,055 10,258 11,104 11,740 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 360networks Arialink AboveNet FiberGate USCarrier FTS Litecast thousands States = FY 3Q 2013 Supplemental Earnings Information Pre-existing Network Metrics 1 Acquired additions to quarterly network metrics represent unique network additions (i.e. new routes, buildings or markets added to Zayo’s existing network infrastructure) Fiber Network - Fiber Miles Number of Markets

Network Metrics 42 On-Net Buildings FY 3Q 2013 Supplemental Earnings Information June 30, September 30, December 31, March 31, June 30, September 30, December 31, March 31, 2011 2011 2011 2012 2012 2012 2012 2013 On-Net Building Type Enterprise 1,653 1,671 1,809 1,856 2,333 5,402 5,881 6,247 Cell Site 1,978 2,100 2,259 2,428 2,538 2,664 2,845 3,045 Zayo Hut 77 77 258 277 280 564 610 633 Carrier Point of Presence ("PoP") 180 181 338 338 345 513 553 563 Carrier Hotel/Data Center 144 145 165 168 182 507 546 571 Local Serving Office ("LSO") 196 200 214 215 225 429 462 462 Wireless Mobile Switching Center ("MSC") 94 97 104 105 108 110 124 128 Zayo Point of Presence ("PoP") 67 67 40 40 40 65 79 87 CATV Head End 4 4 4 4 4 4 4 4 Total 4,393 4,542 5,191 5,431 6,055 10,258 11,104 11,740 Three months ended

1,859 2,060 2,051 2,464 2,512 2,457 3,247 3,233 600 770 1,859 2,060 2,651 2,464 2,512 3,227 3,247 3,233 64% 67% 70% 65% 65% 59% 57% 57% 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Utilized Cab Equivalents MarquisNet AboveNet 2,917 3,087 3,087 3,767 3,851 3,851 5,657 5,657 680 1,598 2,917 3,087 3,767 3,767 3,851 5,449 5,657 5,657 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Cab Equivalents MarquisNet AboveNet 72,927 77,175 77,175 94,175 96,275 96,275 141,436 141,436 17,000 39,961 72,927 77,175 94,175 94,175 96,275 136,236 141,436 141,436 0 40,000 80,000 120,000 160,000 200,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Billable Colo Square Feet MarquisNet AboveNet Network Metrics 43 Colocation Cabinet Utilization Billable Colocation Square Feet Utilized Colocation Cabinet Equivalents Sq u ar e F ee t C o lo ca ti o n C ab in et Eq u iv al en ts C o lo ca ti o n C ab in et Eq u iv al en ts Utilization = FY 3Q 2013 Supplemental Earnings Information Colocation Cabinet Equivalents

44 Fiber to the Tower FY 3Q 2013 Supplemental Earnings Information

$1.9 $1.8 $1.8 $1.9 $1.9 $1.9 $1.9 $2.0 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 $1.3 $1.3 $1.2 $1.4 $1.2 $1.3 $1.3 $1.3 Revenue/Tower 1 Bandwidth/Tenant excludes Dark-Fiber sites Revenue/Tenant Fiber to the Tower (FTT) Fiber to the Tower 1,978 2,100 2,259 2,428 2,538 2,664 2,845 3,045 500 528 697 944 1,205 1,271 1,287 1,275 2,478 2,628 2,956 3,372 3,743 3,935 4,132 4,320 0 2,000 4,000 6,000 8,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 In Service Under Construction 33 33 37 41 47 49 50 54 0 10 20 30 40 50 60 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Total FTT Towers Bandwidth/Tenant (Mbs)1 2,904 3,072 3,233 3,481 3,747 3,924 4,245 4,599 524 611 1,011 1,214 1,353 1,439 1,554 1,603 3,428 3,683 4,244 4,695 5,100 5,363 5,799 6,202 1.5 1.5 1.4 1.4 1.5 1.5 1.5 1.5 0 2,000 4,000 6,000 8,000 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 In Service Under Construction thousands 45 To w er s Te n an ts M R R a n d M A R M b s In Service Tenants/In Service Tower = FY 3Q 2013 Supplemental Earnings Information Total FTT Tenants Revenue/Tower & Revenue/Tenant

43% 45% 40% 45% 43% 41% 41% 42% $8.7M $8.7M $10.1M $10.4M $10.6M $12.1M $13.3M $14.3M 0% 10% 20% 30% 40% 50% 60% Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Wireless Carrier MRR and MAR = 15% 15% 12% 13% 13% 6% 7% 7% 34% 29% 20% 20% 18% 15% 15% 13% 61% 67% 76% 73% 79% 82% 82% 84% 5% 4% 4% 7% 4% 3% 3% 4% 0% 20% 40% 60% 80% 100% Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 FTT Product Mix - % Sonet/Digital Signal FTT Product Mix - % Dedicated Ethernet FTT Product Mix - % Dark Fiber % o f M R R a n d M A R % of Zayo Group’s Wireless Carrier MRR and MAR Fiber to the Tower (FTT) $112.1 $124.6 $135.5 $146.8 $156.6 $172.7 $186.2 $208.4 $0 $50 $100 $150 $200 $250 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 FTT MRR and MAR FTT Cumulative Capital Expenditures millions millions 46 M R R a n d M A R % o f FT T M R R a n d M A R C ap it al E xp en d it u re s % of Zayo Group’s MRR and MAR 1 $3.7 $3.9 $4.0 $4.7 $4.6 $4.9 $5.5 $6.1 $245M $248M $258M $275M $272M $282M $314M $526M $0 $2 $4 $6 $8 $10 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Contract Value = Fiber to the Tower FY 3Q 2013 Supplemental Earnings Information % of MRR and MAR FTT Product Mix

FTT Markets FTT Markets • Mid-Atlantic includes Washington D.C., Maryland, New Jersey, Virginia, West Virginia, and Pennsylvania • North Central includes Indiana, Minnesota, Kentucky, and Ohio • Pacific Northwest includes Idaho, Montana, Oregon, and Washington • Southeast includes Tennessee, Mississippi, and Georgia • Southwest includes Arizona, Colorado, Nevada, New Mexico, and Wyoming 47 FY 3Q 2013 Supplemental Earnings Information June 30, September 30, December 31, March 31, June 30, September 30, December 31, March 31, 2011 2011 2011 2012 2012 2012 2012 2013 In Service: Mid-Atlantic 17 17 19 24 27 28 28 28 North Central 22 23 28 30 30 31 31 31 Pacific Northwest 3 3 3 5 5 7 7 8 Southeast 2 2 3 4 4 4 4 4 Southwest 1 1 1 1 2 2 2 2 Total FTT Markets In Service 45 46 54 64 68 72 72 73 Under Construction: Mid-Atlantic 3 3 7 3 1 1 1 1 North Central 1 1 2 - - 1 1 1 Pacific Northwest - 2 4 5 5 7 8 7 Southeast - - 1 - - - - - Southwest - - - 2 2 2 2 2 Total FTT Markets Under Construction 4 6 14 10 8 11 12 11 Total: Mid-Atlantic 20 20 26 27 28 29 29 29 North Central 23 24 30 30 30 32 32 32 Pacific Northwest 3 5 7 10 10 14 15 15 Southeast 2 2 4 4 4 4 4 4 Southwest 1 1 1 3 4 4 4 4 Total FTT Markets 49 52 68 74 76 83 84 84

48 Financial Data by Reporting Segment FY 3Q 2013 Supplemental Earnings Information

($ in millions) March 31, June 30, September 30, December 31, March 31, 2012 2012 2012 2012 2013 Revenue $60.7 Annualized revenue growth Pro-forma annualized revenue growth Gross profit 51.5 Gross profit % 85% Operating income $15.0 Adjusted EBITDA $30.4 Purchases of property and equipment 20.1 Unlevered Free Cash Flow $10.3 Annualized Adjusted EBITDA growth Pro-forma annualized Adjusted EBITDA growth Adjusted EBITDA margin 50% Total Invested Capital $622.3 Annualized Adjusted EBITDA $121.8 Invested Capital Ratio 5.1 x Three months ended Zayo Wavelength Services Financial Data 49 Financial Data FY 3Q 2013 Supplemental Earnings Information 1 The Company began analyzing financial data at the new product group level beginning with the quarter ended March 31, 2013, and as such, financial data for the new segment prior to the March quarter has not been presented 1 1 1 1

($ in millions) March 31, June 30, September 30, December 31, March 31, 2012 2012 2012 2012 2013 Revenue $32.5 Annualized revenue growth Pro-forma annualized revenue growth Gross profit 22.7 Gross profit % 70% Operating income $7.9 Adjusted EBITDA $14.5 Purchases of property and equipment 1.1 Unlevered Free Cash Flow $13.4 Annualized Adjusted EBITDA growth Pro-forma annualized Adjusted EBITDA growth Adjusted EBITDA margin 44% Total Invested Capital $54.7 Annualized Adjusted EBITDA $57.8 Invested Capital Ratio 0.9 x Three months ended Zayo SONET Services Financial Data 50 Financial Data FY 3Q 2013 Supplemental Earnings Information 1 The Company began analyzing financial data at the new product group level beginning with the quarter ended March 31, 2013, and as such, financial data for the new segment prior to the March quarter has not been presented 1 1 1 1

Zayo Ethernet Services Financial Data 51 Financial Data FY 3Q 2013 Supplemental Earnings Information 1 The Company began analyzing financial data at the new product group level beginning with the quarter ended March 31, 2013, and as such, financial data for the new segment prior to the March quarter has not been presented 1 1 1 1 ($ in millions) March 31, June 30, September 30, December 31, March 31, 2012 2012 2012 2012 2013 Revenue $33.8 Annualized revenue growth Pro-forma annualized revenue growth Gross profit 30.7 Gross profit % 91% Operating income $11.1 Adjusted EBITDA $18.9 Purchases of property and equipment 14.9 Unlevered Free Cash Flow $4.0 Annualized Adjusted EBITDA growth Pro-forma annualized Adjusted EBITDA growth Adjusted EBITDA margin 56% Total Invested Capital $351.1 Annualized Adjusted EBITDA $75.7 Invested Capital Ratio 4.6 x Three months ended

($ in millions) March 31, June 30, September 30, December 31, March 31, 2012 2012 2012 2012 2013 Revenue $23.0 Annualized revenue growth Pro-forma annualized revenue growth Gross profit 20.7 Gross profit % 90% Operating income $10.1 Adjusted EBITDA $13.0 Purchases of property and equipment 5.2 Unlevered Free Cash Flow $7.8 Annualized Adjusted EBITDA growth Pro-forma annualized Adjusted EBITDA growth Adjusted EBITDA margin 56% Total Invested Capital $197.5 Annualized Adjusted EBITDA $52.0 Invested Capital Ratio 3.8 x Three months ended Zayo IP Services Financial Data 52 Financial Data FY 3Q 2013 Supplemental Earnings Information 1 The Company began analyzing financial data at the new product group level beginning with the quarter ended March 31, 2013, and as such, financial data for the new segment prior to the March quarter has not been presented 1 1 1 1

($ in millions) March 31, June 30, September 30, December 31, March 31, 2012 2012 2012 2012 2013 Revenue $17.5 Annualized revenue growth Pro-forma annualized revenue growth Gross profit 15.4 Gross profit % 88% Operating income $4.3 Adjusted EBITDA $10.5 Purchases of property and equipment 22.1 Unlevered Free Cash Flow/(Deficit) ($11.7) Annualized Adjusted EBITDA growth Pro-forma annualized Adjusted EBITDA growth Adjusted EBITDA margin 60% Total Invested Capital $205.7 Annualized Adjusted EBITDA $41.9 Invested Capital Ratio 4.9 x Three months ended Zayo Mobile Infrastructure Group Financial Data 53 Financial Data FY 3Q 2013 Supplemental Earnings Information 1 The Company began analyzing financial data at the new product group level beginning with the quarter ended March 31, 2013, and as such, financial data for the new segment prior to the March quarter has not been presented 1 1 1 1

zColo Financial Data

zayo GROUP

Financial Data

($ in millions)

	Three months ended				
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Revenue	$11.8	$11.7	$15.3	$15.4	$15.9
Annualized revenue growth	*64%*	*-4%*	*125%*	*4%*	*12%*
Pro-forma annualized revenue growth [1]	*-1%*		*-5%*	*3%*	*14%*
Gross profit	6.8	6.5	7.6	7.8	8.3
Gross profit %	*58%*	*56%*	*50%*	*51%*	*52%*
Operating income	$3.0	$2.5	$0.8	$3.1	$3.7
Adjusted EBITDA	$4.9	$5.0	$4.5	$5.2	$6.3
Purchases of property and equipment	3.2	2.1	3.4	4.8	3.7
Unlevered Free Cash Flow	$1.7	$2.9	$1.2	$0.4	$2.6
Annualized Adjusted EBITDA growth	*62%*	*2%*	*-34%*	*58%*	*83%*
Pro-forma annualized Adjusted EBITDA growth [1]	*-15%*		*-60%*	*57%*	*83%*
Adjusted EBITDA margin	*42%*	*43%*	*30%*	*34%*	*40%*
Total Invested Capital	$44.1	$40.6	$50.1	$47.8	$47.9
Annualized Adjusted EBITDA	$19.8	$19.9	$18.2	$20.8	$25.1
Invested Capital Ratio	2.2 x	2.0 x	2.8 x	2.3 x	1.9 x

1 The three months ended March 31, 2013 include three months of operating results of the December 14, 2012 First Telecom acquisition and three months of operating results of the December 31, 2012 Litecast Acquisition. Adjusting for the effect of the transactions as if they had both occurred on October 1, 2012, the annualized revenue and Adjusted EBITDA growth rates for the three months ended March 31, 2013 are estimated to be 14% and 83%, respectively

FY 3Q 2013 Supplemental Earnings Information 54

Zayo Dark Fiber Financial Data

zayo GROUP

Financial Data

($ in millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
	Three months ended				
Revenue	$19.6	$22.7	$65.9	$71.5	$74.9
Annualized revenue growth	*111%*	*62%*	*763%*	*34%*	*19%*
Pro-forma annualized revenue growth [1]	*21%*	*60%*	*-1%*	*13%*	*-16%*
Gross profit	19.2	21.9	64.4	68.8	72.8
Gross profit %	*98%*	*97%*	*98%*	*96%*	*97%*
Operating income	$6.3	$7.6	$19.9	$16.7	$23.3
Adjusted EBITDA	$13.8	$16.1	$44.6	$49.7	$52.5
Purchases of property and equipment	8.5	13.8	19.5	15.2	28.6
Unlevered Free Cash Flow	$5.3	$2.3	$25.1	$34.5	$24.0
Annualized Adjusted EBITDA growth	*146%*	*66%*	*708%*	*45%*	*23%*
Pro-forma annualized Adjusted EBITDA growth [1]	*68%*	*65%*	*44%*	*30%*	*6%*
Adjusted EBITDA margin	*70%*	*71%*	*68%*	*70%*	*70%*
Total Invested Capital	$200.5	$189.5	$1,314.3	$1,449.2	$1,427.5
Annualized Adjusted EBITDA	$55.2	$64.4	$178.4	$198.7	$210.1
Invested Capital Ratio	3.6 x	2.9 x	7.4 x	7.3 x	6.8 x

[1] The three months ended March 31, 2013 include three months of operating results of the December 14, 2012 First Telecom acquisition and three months of operating results of the December 31, 2012 Litecast Acquisition. Adjusting for the effect of the transactions as if they had both occurred on October 1, 2012, the annualized revenue and Adjusted EBITDA growth rates for the three months ended March 31, 2013 are estimated to be (16%) and 6%, respectively

FY 3Q 2013 Supplemental Earnings Information

55

56 Historical Financial Data & Reconciliations FY 3Q 2013 Supplemental Earnings Information

Consolidated Historical Financial Data 57 Consolidated Financial Data FY 3Q 2013 Supplemental Earnings Information ($ in millions) September 30, December 31, March 31, June 30, September 30, December 31, March 31, 2011 2011 2012 2012 Total 2012 2012 2013 Revenue $78.4 $89.0 $105.0 $109.6 $382.0 $229.7 $243.5 $251.4 Annualized revenue growth 3% 54% 72% 17% 438% 24% 13% Gross profit 60.3 69.7 82.7 86.8 $299.5 197.0 208.6 216.3 Annualized gross profit growth 32% 62% 75% 20% 508% 24% 15% Gross profit % 77% 78% 79% 79% 78% 86% 86% 86% Operating income/(loss) $16.9 $13.4 $22.8 $23.4 $76.5 $46.2 $44.1 $61.7 Earnings/(loss) from continuing operations $3.1 ($1.1) ($2.7) ($5.3) ($6.0) ($53.4) ($20.0) ($8.3) Earnings from discontinued operations, net of income taxes 0.0 0.0 0.0 0.0 $0.0 1.8 0.0 0.0 Net earnings/(loss) $3.1 ($1.1) ($2.7) ($5.3) ($6.0) ($51.6) ($20.0) ($8.3) Adjusted EBITDA, from continuing operations $38.0 $45.1 $53.9 $57.5 $194.5 $122.6 $137.3 $146.1 Purchases of property and equipment 28.6 31.4 42.7 21.4 $124.1 66.7 58.9 95.7 Unlevered Free Cash Flow (Deficit) $9.4 $13.7 $11.2 $36.1 $70.4 $55.9 $78.4 $50.4 Annualized EBITDA growth 9% 75% 78% 26% 453% 48% 26% Adjusted EBITDA margin 48% 51% 51% 52% 53% 56% 58% Fiscal Year 2012 Fiscal Year 2013

Consolidated Historical Reconciliations 58 Consolidated Financial Data FY 3Q 2013 Supplemental Earnings Information ($ in millions) September 30, December 31, March 31, June 30, September 30, December 31, March 31, 2011 2011 2012 2012 Total 2012 2012 2013 Net earnings/(loss) $3.1 ($1.1) ($2.7) ($5.3) ($6.0) ($51.6) ($20.0) ($8.3) Earnings from discontinued operations 0.0 0.0 0.0 0.0 0.0 (1.8) 0.0 0.0 Interest expense 9.2 11.5 14.5 15.6 50.8 62.5 52.6 49.6 Provision/(benefit) for income taxes 4.6 3.0 11.2 10.8 29.6 (27.3) 6.0 13.3 Depreciation and amortization 17.1 19.8 23.8 24.3 85.0 54.5 58.0 60.8 Transaction costs 0.3 1.5 1.6 3.3 6.7 11.4 1.6 0.1 Stock-based compensation 3.7 10.4 5.6 6.5 26.2 10.5 33.4 23.5 Loss on extinguishment of debt 0.0 0.0 0.0 0.0 0.0 65.0 5.7 6.6 Impairment of cost method investment 0.0 0.0 0.0 2.2 2.2 0.0 0.0 0.0 Foreign currency gain/(loss) on intercompany loans 0.0 0.0 0.0 0.0 0.0 (0.6) (0.1) 0.6 Adjusted EBITDA, from continuing operations $38.0 $45.1 $53.9 $57.5 $194.5 $122.6 $137.3 $146.1 Purchases of property and equipment 28.6 31.4 42.7 21.4 124.1 66.7 58.9 95.7 Unlevered Free Cash Flow $9.4 $13.7 $11.2 $36.1 $70.4 $55.9 $78.4 $50.4 Fiscal Year 2012 Fiscal Year 2013

Segment Data Reconciliation: Net Earnings/(loss) to Adjusted EBITDA FY 3Q 2013 Supplemental Earnings Information 59 Segment Data Reconciliation1 1 A reconciliation of previous quarters’ legacy segment information can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release ($ in millions) Zayo Wavelength Services Zayo SONET Services Zayo Ethernet Services Zayo IP Services Zayo Mobile Infrastructure Group zColo Zayo Dark Fiber Corporate / Intercompany Elimination Zayo Group Net earnings/(loss) $15.0 $7.9 $11.2 $10.1 $4.3 $3.7 $23.2 ($83.6) ($8.3) Interest expense 0.1 0 0 0 0 0.0 0.2 49.4 49.6 Provision for income taxes 0 0 0 0 0 0.0 0.0 13.3 13.3 Depreciation and amortization expense 12.9 5.2 6.6 2.2 5.1 2.4 26.4 0.0 60.8 Transaction costs 0 0 0 0 0 0.0 0.0 0.0 0.1 Stock-based compensation 2.5 1.4 1.1 0.7 1.1 0.2 2.8 13.7 23.5 Loss on extinguishment of debt 0 0 0 0 0 0.0 0.0 6.6 6.6 Foreign currency gain on intercompany loans 0 0 0 0 0 0.0 0.0 0.6 0.6 Adjusted EBITDA $30.4 $14.5 $18.9 $13.0 $10.5 $6.3 $52.5 $0.0 $146.1 Purchases of property and equipment 20.1 1.1 14.9 5.2 22.1 3.7 28.6 0.0 95.7 Unlevered Free Cash Flow $10.3 $13.4 $4.0 $7.8 ($11.6) $2.6 $23.9 $0.0 $50.4 Three months ended March 31, 2013

Pro-forma Growth Reconciliation (Supporting FY 2013 Q3 Pro-forma Growth)

zayo GROUP

Pro-forma Growth Reconciliation[1]

($ in millions)	Three months ended December 31, 2012				
	Historical				
	Zayo Group	First Telecom	Litecast	Pro-forma and other adjustments[1]	Pro-forma
Revenue	$243.5	$7.6	$1.0	($0.4)	$251.7
Operating Expenses	34.9	1.4	0.1	(0.2)	36.3
Selling, general and administrative	73.0	4.2	0.3	(0.1)	77.4
Stock-based compensation	33.4	0.0	0.0	0.0	33.4
Depreciation and amortization	58.0	1.0	0.0	0.0	59.0
Operating income	**$44.1**	**$1.0**	**$0.5**	**($0.2)**	**$45.5**
Interest expense	(52.6)	0.0	0.0	1.9	(50.7)
Loss on extinguishment of debt	(5.7)	0.0	0.0	0.0	(5.7)
Other (expense)/income, net	0.2	0.0	0.0	0.0	0.2
Benefit/(provision) for income taxes	(6.0)	0.0	0.0	(1.3)	(7.3)
Earnings from continuing operations	**($20.0)**	**$1.0**	**$0.5**	**$0.4**	**($18.0)**
Interest expense	52.6	0.0	0.0	(1.9)	50.7
Provision for income taxes	6.0	0.0	0.0	1.3	7.3
Depreciation and amortization	58.0	1.0	0.0	0.0	59.0
Transaction costs	1.6	0.0	0.0	0.0	1.6
Stock-based compensation	33.4	0.0	0.0	0.0	33.4
Loss on extinguishment of debt	5.7	0.0	0.0	0.0	5.7
Foreign currency gain on intercompany loans	(0.1)	0.0	0.0	0.0	(0.1)
Impairment of cost method investment	0.0	0.0	0.0	0.0	0.0
Impairment of fixed assets	0.0	0.0	0.0	0.0	0.0
Adjusted EBITDA	**$137.3**	**$2.0**	**$0.5**	**($0.1)**	**$139.7**

[1] A reconciliation of previous quarter pro-forma growth can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release

FY 3Q 2013 Supplemental Earnings Information

60